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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): December 11, 1998


                          Scott Cable Communications, Inc.
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               (Exact name of Registrant as specified in its charter)


                                       Texas
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                   (State or other jurisdiction of incorporation)


        0-22-093                                         75-1766202
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(Commission File Number)                    (I.R.S. Employer Identification No.)

Four Landmark Square, Suite 302, Stamford, Connecticut          06901
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(Address of principal executive offices)                     (Zip Code)


          Registrant's telephone number, including area code: (203) 323-1100


                                   Not Applicable
           --------------------------------------------------------------
           (Former name or former address, if changed since last report.)

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Item 5.           OTHER EVENTS.

     On December 11, 1998, the United States Bankruptcy Court located in Bridgeport, Connecticut issued a decision denying confirmation of the Prepackaged Liquidating Chapter 11 Plan (the "Plan") that the Company filed with the Court on October 1, 1998. The Plan provides for the sale of substantially all of the Company's assets to InterLink Communications Company, LLLP ("InterLink") for a sale price of $165,000,000, subject to closing adjustments. In denying confirmation of the Plan, the Court sustained objections of the Internal Review Service (the "IRS"), including the IRS' contention that the Plan improperly fails to provide for the payment of capital gains taxes to the IRS.

     Under the terms of the Company's sale agreement with InterLink, confirmation of the Plan is a necessary precondition to the closing of the Company's sale of its assets to InterLink. In view of the Court's denial of the confirmation of the Plan, it appears unlikely that the Company will be able to close on the sale of its assets to InterLink prior to December 30, 1998. Under the terms of the sale agreement, InterLink can elect to terminate the sale agreement at any date after December 11, 1998 on account of the nonconfirmation of the Plan. If InterLink waits until December 30, 1998 to terminate the sale agreement, InterLink would thereby become entitled to the future payment by the Company of liquidated damages of $2,625,000.

     InterLink is a Colorado limited liability limited partnership and maintains its headquarters in Denver, Colorado. It is an affiliate of and is managed by Rifkin & Associates, Inc., an established manager of cable television systems.

     The Company intends to seek a rehearing before the Court, and also to seek the Court's approval for the Company's consummation of the sale of its assets to InterLink without Court approval of the Company's Chapter 11 plan of reorganization.

     The Company hereby incorporates by reference herein the matters announced in the Company's press release dated December 14, 1998 (such press release is filed as Exhibit 99.1 hereto).


Item 7.      FINANCIAL STATEMENTS AND EXHIBITS.

             (c) Exhibits. The following documents are being filed herewith by the Company as exhibits to this Current Report on Form 8-K:

             99.1   Press release of the Company dated December 14, 1998.




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                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SCOTT CABLE COMMUNICATIONS, INC.



Date:  December 15, 1998           By: /s/ John M. Flanagan, Jr.
                                      ---------------------------
                                      John M. Flanagan, Jr.
                                      Senior Vice President and
                                        Chief Financial Officer










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Exhibit No.     Exhibits                                               Page No.
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   99.1         Press release of the Company dated December 14, 1998.